SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

127 Flynt Road
Laurel, Mississippi		39443
(Address of principal executive offices)		(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On December 20, 2011, the Registrant issued a press release announcing its financial results for its fiscal year ended October 31, 2011. The press release is furnished herewith as Exhibit 99.1. Also on December 20, 2011, the Registrant held a conference call to discuss its financial results for its fiscal year ended October 31, 2011. A transcript of the conference call is furnished herewith as Exhibit 99.2. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934 and is not incorporated by reference into the Registrant’s filings under the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report:

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated December 20, 2011.

99.2	Transcript of conference call held by Sanderson Farms, Inc. on December 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: December 22, 2011	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Sanderson Farms, Inc. dated December 20, 2011.

99.2	Transcript of conference call held by Sanderson Farms, Inc. on December 20, 2011.